UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 11, 2005

GE Commercial Mortgage Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-114525-01 (Commission File Number)	02-0666931 (IRS Employer Identification No.)
292 Long Ridge Road, Stamford, Connecticut (Address of principal executive offices)	06927 (Zip Code)

Registrant's telephone number, including area code 203-357-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of GE Commercial Mortgage Corporation Commercial Mortgage Pass-Through Certificates, Series 2005-C1, which was made on October 11, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 4.02 of the Pooling and Servicing Agreement for the distribution on October 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF GE COMMERCIAL MORTGAGE CORPORATION, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: October 14, 2005
GE Comercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Administrator:
Andy Streepey 312.904.9387
andy.streepey@abnamro.com
Analyst:
Aron Kassa 714.259.6214
aron.kassa@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary

Rating Information
Loan Level Detail
Historical Collateral Prepayment
Delinquent Loan Detail
Page 2-4
Page 5-7

Page 11-12
Page 13-18

Page 20-21
Realized Loss Detail
Historical REO Report
Defeased Loans
Appraisal Reduction Detail
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
GECM05C1
GECM05C1_200510_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
17-Feb-05
10-Mar-05
10-Jun-48
Parties to The Transaction
Depositor: GE Commercial Mortgage Corporation
Underwriter: Banc of America Securities LLC/Deutsche Bank Securities Inc.
Master Servicer: GEMSA Loan Services, L.P.
Special Servicer: LNR Partners, Inc.
Rating Agency: Dominion Bond Rating Service Limited/Fitch, Inc./Standard & Poor's Ratings Services
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.gemsals.com
www.etrustee.net

07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.239845%
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
GE Comercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
89
Upper-Tier REMIC
Statement Date:
ABN AMRO Acct: 722370.1
897.472949157
14.023935023
0.000000000
883.449014135
3.000551278
Fixed
0.00
0.00
0.000000000
4.0120000000%
0.000000000
36828QKM7
A-1
75,842,000.00
1,063,603.28
0.00
67,002,540.13
227,567.81
68,066,143.41
1000.000000000
0.000000000
0.000000000
1000.000000000
3.627500000
Fixed
0.00
0.00
0.000000000
4.3530000000%
0.000000000
36828QKN5
A-2
419,280,000.00
0.00
0.00
419,280,000.00
1,520,938.20
419,280,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.815000000
Fixed
0.00
0.00
0.000000000
4.5780000000%
0.000000000
36828QKP0
A-3
155,000,000.00
0.00
0.00
155,000,000.00
591,325.00
155,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.936666757
Fixed
0.00
0.00
0.000000000
4.7240000000%
0.000000000
36828QKQ8
A-4
36,781,000.00
0.00
0.00
36,781,000.00
144,794.54
36,781,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.832499896
Fixed
0.00
0.00
0.000000000
4.5990000000%
0.000000000
36828QLX2
A-AB
48,230,000.00
0.00
0.00
48,230,000.00
184,841.47
48,230,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.976666674
4.7720000000%
0.00
0.00
0.000000000
4.7720000000%
0.000000000
36828QKR6
A-5
457,852,000.00
0.00
0.00
457,852,000.00
1,820,724.79
457,852,000.00
996.969670707
0.518698949
0.000000000
996.450971757
3.840825625
4.6230000000%
0.00
0.00
0.000000000
4.6230000000%
0.000000000
36828QKS4
A-1A
146,374,000.00
75,924.04
0.00
145,854,514.54
562,197.01
145,930,438.58
1000.000000000
0.000000000
0.000000000
1000.000000000
4.021666667
4.8260000000%
0.00
0.00
0.000000000
4.8260000000%
0.000000000
36828QKT2
A-J
110,916,000.00
0.00
0.00
110,916,000.00
446,067.18
110,916,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.038333294
4.8460000000%
0.00
0.00
0.000000000
4.8460000000%
0.000000000
36828QKV7
B
41,855,000.00
0.00
0.00
41,855,000.00
169,024.44
41,855,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.057500299
4.8690000000%
0.00
0.00
0.000000000
4.8690000000%
0.000000000
36828QKW5
C
16,742,000.00
0.00
0.00
16,742,000.00
67,930.67
16,742,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.124166728
4.9490000000%
0.00
0.00
0.000000000
4.9490000000%
0.000000000
36828QKX3
D
27,206,000.00
0.00
0.00
27,206,000.00
112,202.08
27,206,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.215000341
5.0580000000%
0.00
0.00
0.000000000
5.0580000000%
0.000000000
36828QKY1
E
14,649,000.00
0.00
0.00
14,649,000.00
61,745.54
14,649,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.303819722
5.3722203398%
0.00
0.00
0.000000000
5.1645838534%
0.000000000
36828QLA2/U36984DD8
F
23,020,000.00
0.00
0.00
23,020,000.00
99,073.93
23,020,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.331319544
5.3722203398%
0.00
0.00
0.000000000
5.1975838534%
0.000000000
36828QLB0/U36984DE6
G
14,649,000.00
0.00
0.00
14,649,000.00
63,449.50
14,649,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.331320033
5.3722203398%
0.00
0.00
0.000000000
5.1975838534%
0.000000000
36828QLC8/U36984DF3
H
25,113,000.00
0.00
0.00
25,113,000.00
108,772.44
25,113,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882501194
4.6590000000%
0.00
0.00
0.000000000
4.6590000000%
0.000000000
36828QLD6/U36984DG1
J
4,186,000.00
0.00
0.00
4,186,000.00
16,252.15
4,186,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882500299
4.6590000000%
0.00
0.00
0.000000000
4.6590000000%
0.000000000
36828QLE4/U36984DH9
K
8,371,000.00
0.00
0.00
8,371,000.00
32,500.41
8,371,000.00
07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.239845%
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
GE Comercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
89
Upper-Tier REMIC
Statement Date:
ABN AMRO Acct: 722370.1
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882500000
4.6590000000%
0.00
0.00
0.000000000
4.6590000000%
0.000000000
36828QLF1/U36984DJ5
L
10,464,000.00
0.00
0.00
10,464,000.00
40,626.48
10,464,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882500000
4.6590000000%
0.00
0.00
0.000000000
4.6590000000%
0.000000000
36828QLG9/U36984DK2
M
2,092,000.00
0.00
0.00
2,092,000.00
8,122.19
2,092,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882500398
4.6590000000%
0.00
0.00
0.000000000
4.6590000000%
0.000000000
36828QLH7/U36984DL0
N
6,279,000.00
0.00
0.00
6,279,000.00
24,378.22
6,279,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882499403
4.6590000000%
0.00
0.00
0.000000000
4.6590000000%
0.000000000
36828QLJ3/U36984DM8
O
4,185,000.00
0.00
0.00
4,185,000.00
16,248.26
4,185,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.880854550
4.6590000000%
0.00
)
(41.32
)
(0.001645329
4.6590000000%
0.000000000
36828QLK0/U36984DN6
P
25,113,523.00
0.00
0.00
25,113,523.00
97,461.93
25,113,523.00
995.090538817
0.000000000
0.000000000
994.409898724
0.035809597
0.0466773263%
0.00
0.00
0.000000000
0.0431835239%
0.000000000
N
36828QKZ8
X-C
1,674,199,523.00
0.00
0.00
1,664,840,578.11
59,952.41
1,665,980,105.43
1000.000000000
0.000000000
0.000000000
1000.000000000
0.455262951
0.7141679914%
0.00
0.00
0.000000000
0.5463155380%
0.000000000
N
36828QKU9
X-P
1,624,676,000.00
0.00
0.00
1,624,676,000.00
739,654.79
1,624,676,000.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
111309399
R
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
111309407
LR
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
)
(41.32
1,674,199,523.00
1,665,980,104.99
8,355,378.76
Total
1,664,840,577.67
1,139,527.32
0.00
7,215,851.44
07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.239845%
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
GE Comercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
89
Grantor Trust
Statement Date:
ABN AMRO Acct: 722370.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABST863
S
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
5,748,012.95
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
7,261,502.45
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
)
(41.32
)
(41.32
7,217,795.07
)
(1,943.64
0.00
0.00
0.00
)
(1,943.64
846,890.15
292,637.17
1,139,527.32
0.00
0.00
0.00
0.00
0.00
0.00
1,139,527.32
8,357,322.39
8,355,378.74
1,665,980,105.43
127
1,139,527.32
0.00
0
0.00
0.00
0
0.00
0
1,664,840,578.11
127
45,102.60
206,012.85
292,637.17
1,513,489.49
325,694.28
1,631,907.03
43,666.06
0.00
0.00
13,062.70
56,728.76
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(43,666.06
7,215,851.42
Interest Not Advanced (
Current Period
)
0.00
1,513,489.49
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(87,595.31
)
(12,045.49
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Statement Date:
Cash Reconciliation Summary Loan Group 1
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
5,492,832.17
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
6,657,467.78
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
)
(41.32
)
(41.32
6,615,388.84
)
(1,773.39
0.00
0.00
0.00
)
(1,773.39
838,626.79
224,976.49
1,063,603.28
0.00
0.00
0.00
0.00
0.00
0.00
1,063,603.28
7,678,992.12
7,677,218.73
1,520,049,132.03
114
1,063,603.28
0.00
0
0.00
0.00
0
0.00
0
1,518,985,528.75
114
45,102.60
206,012.85
224,976.49
1,164,635.62
258,033.60
1,283,053.15
42,037.62
0.00
0.00
10,501.51
52,539.13
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(42,037.62
6,613,615.45
Interest Not Advanced (
Current Period
)
0.00
1,164,635.62
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(87,595.31
)
(12,045.49
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Statement Date:
Cash Reconciliation Summary Loan Group 2
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
255,180.79
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
604,034.67
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
602,406.23
)
(170.25
0.00
0.00
0.00
)
(170.25
8,263.36
67,660.68
75,924.04
0.00
0.00
0.00
0.00
0.00
0.00
75,924.04
678,330.27
678,160.02
145,930,973.40
13
75,924.04
0.00
0
0.00
0.00
0
0.00
0
145,855,049.36
13
0.00
0.00
67,660.68
348,853.88
67,660.68
348,853.88
1,628.44
0.00
0.00
2,561.19
4,189.63
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(1,628.44
602,235.98
Interest Not Advanced (
Current Period
)
0.00
348,853.88
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Int erest (2)
Payment
Amount
PPIS
Int erest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
2.00
1.00
0.00
0.00
0.00
0.00
0.00
A-1
30
227,567.81
227,567.81
227,567.81
0.00
20.00%
20.11%
30/360
4.012000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
1,520,938.20
1,520,938.20
1,520,938.20
0.00
20.00%
20.11%
30/360
4.353000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
591,325.00
591,325.00
591,325.00
0.00
20.00%
20.11%
30/360
4.578000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
144,794.54
144,794.54
144,794.54
0.00
20.00%
20.11%
30/360
4.724000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-AB
30
184,841.47
184,841.47
184,841.47
0.00
20.00%
20.11%
30/360
4.599000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-5
30
1,820,724.79
1,820,724.79
1,820,724.79
0.00
20.00%
20.11%
30/360
4.772000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1A
30
562,197.01
562,197.01
562,197.01
0.00
20.00%
20.11%
30/360
4.623000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-J
30
446,067.18
446,067.18
446,067.18
0.00
13.38%
13.45%
30/360
4.826000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
169,024.44
169,024.44
169,024.44
0.00
10.88%
10.94%
30/360
4.846000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
67,930.67
67,930.67
67,930.67
0.00
9.88%
9.93%
30/360
4.869000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
112,202.08
112,202.08
112,202.08
0.00
8.25%
8.30%
30/360
4.949000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
61,745.54
61,745.54
61,745.54
0.00
7.38%
7.42%
30/360
5.058000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
99,073.93
99,073.93
99,073.93
0.00
6.00%
6.03%
30/360
5.164583853%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
63,449.50
63,449.50
63,449.50
0.00
5.13%
5.15%
30/360
5.197583853%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
108,772.44
108,772.44
108,772.44
0.00
3.63%
3.65%
30/360
5.197583853%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
16,252.15
16,252.15
16,252.15
0.00
3.38%
3.39%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
32,500.41
32,500.41
32,500.41
0.00
2.88%
2.89%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
40,626.48
40,626.48
40,626.48
0.00
2.25%
2.26%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
8,122.19
8,122.19
8,122.19
0.00
2.13%
2.14%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
24,378.22
24,378.22
24,378.22
0.00
1.75%
1.76%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
16,248.26
16,248.26
16,248.26
0.00
1.50%
1.51%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
97,503.25
97,864.10
97,461.93
402.17
0.00%
0.00%
30/360
4.659000000%
)
(41.32
360.85
0.00
0.00
0.00
0.00
0.00
0.00
X-C
30
59,952.41
59,952.41
59,952.41
0.00
NA
NA
30/360
0.043183524%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-P
30
739,654.79
739,654.79
739,654.79
0.00
NA
NA
30/360
0.546315538%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
S
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
7,215,892.76
7,216,253.61
7,215,851.44
402.17
)
(41.32
360.85
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 722370.1
0.79%
0.45%
0.79%
1.07%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10/11/2005
1
7,425,847.15
1
17,815,305.71
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
9/12/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
8/10/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
7/11/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
6/10/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
5/10/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
4/11/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3/10/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 722370.1
Series 2005-C1
11-Oct-05
127
100.00%
1,664,840,578
99.44%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
89
282
5.24%
5.20%
0
0
0
0
12-Sep-05
127
100.00%
1,665,980,105
99.51%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
90
283
5.41%
5.37%
0
0
0
0
10-Aug-05
127
100.00%
1,666,984,751
99.57%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
91
284
5.41%
5.37%
0
0
0
0
11-Jul-05
127
100.00%
1,668,175,039
99.64%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
92
285
5.24%
5.20%
0
0
0
0
10-Jun-05
127
100.00%
1,669,301,015
99.71%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
93
286
5.41%
5.37%
0
0
0
0
10-May-05
127
100.00%
1,670,291,848
99.77%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
94
287
5.24%
5.20%
1
32,878
0
0
11-Apr-05
127
100.00%
1,671,929,189
99.86%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
95
288
5.41%
5.37%
0
0
0
0
10-Mar-05
127
100.00%
1,672,890,618
99.92%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
96
288
4.89%
4.85%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
DBRS
DBRS
A-1
36828QKM7
AAA
NR
AAA
AAA
A-2
36828QKN5
AAA
NR
AAA
AAA
A-3
36828QKP0
AAA
NR
AAA
AAA
A-4
36828QKQ8
AAA
NR
AAA
AAA
A-AB
36828QLX2
AAA
NR
AAA
AAA
A-5
36828QKR6
AAA
NR
AAA
AAA
A-1A
36828QKS4
AAA
NR
AAA
AAA
A-J
36828QKT2
AAA
NR
AAA
AAA
B
36828QKV7
AA
NR
AA
AA
C
36828QKW5
AA-
NR
AA-
AA Low
D
36828QKX3
A
NR
A
A
E
36828QKY1
A-
NR
A-
A Low
F
36828QLA2
BBB+
NR
BBB+
BBB High
G
36828QLB0
BBB
NR
BBB
BBB
H
36828QLC8
BBB-
NR
BBB-
BBB Low
J
36828QLD6
BB+
NR
BB+
BB High
K
36828QLE4
BB
NR
BB
BB
L
36828QLF1
BB-
NR
BB-
BB Low
M
36828QLG9
B+
NR
B+
B High
N
36828QLH7
B
NR
B
B
O
36828QLJ3
B-
NR
B-
B Low
P
36828QLK0
NR
NR
NR
NR

07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
DBRS
DBRS
X-C
36828QKZ8
AAA
NR
AAA
AAA
X-P
36828QKU9
AAA
NR
AAA
AAA
S
9ABST863
NR
NR
NR
NR

07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MI
4.28%
1-Dec-09
GECM5C1A
Retail
0.00
96,189,013
481,355
1
IL
5.31%
1-Jan-15
GECM5C1A
Office
0.00
91,000,000
402,637
2
VA
4.72%
1-Jan-12
GECM5C1A
Office
0.00
75,000,000
295,125
3
HI
4.33%
1-Jan-10
GECM5C1A
Retail
0.00
62,161,292
312,954
4
NY
5.06%
1-Jan-10
GECM5C1A
Office
0.00
60,000,000
253,000
5
CA
5.14%
1-Feb-15
GECM5C1A
Office
0.00
58,000,000
248,433
6
NC
4.63%
1-Jan-10
GECM5C1B
Multifamily
0.00
52,650,000
203,141
7
NV
5.21%
1-Jan-15
GECM5C1A
Multifamily
0.00
47,250,000
205,144
8
CA
5.65%
1-May-15
GECM5C1A
Office
0.00
43,819,890
230,906
9
CT
5.71%
1-Jan-15
GECM5C1A
Retail
0.00
36,660,634
214,983
A
10
CA
5.53%
1-Feb-10
GECM5C1A
Office
0.00
31,250,000
144,010
11
GA
6.88%
1-Sep-13
GECM5C1A
Retail
0.00
28,431,280
203,752
A
12
XX
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
6,000,000
27,750
13
MO
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
4,875,000
22,547
14
LA
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
4,225,000
19,541
A
15
MO
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
3,900,000
18,038
16
FL
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
2,495,000
11,539
17
MO
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
2,450,000
11,331
18
TX
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
2,165,000
10,013
19
XX
5.16%
1-Jul-11
GECM5C1A
Lodging
0.00
24,597,496
135,279
20
MA
5.24%
1-Jan-10
GECM5C1A
Multifamily
0.00
23,757,915
132,380
21
IL
6.34%
1-Sep-14
GECM5C1A
Lodging
0.00
22,597,930
152,977
22
FL
4.40%
1-Nov-09
GECM5C1A
Retail
0.00
22,425,000
82,225
23
07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
PA
5.46%
1-Jan-15
GECM5C1B
Multifamily
0.00
22,000,000
100,100
A
24
TX
5.31%
1-Dec-10
GECM5C1A
Office
0.00
21,800,000
96,465
25
WA
5.38%
1-Jan-15
GECM5C1A
Retail
0.00
19,798,891
112,029
26
NY
5.70%
1-Dec-14
GECM5C1A
Retail
0.00
19,104,568
112,017
A
27
WA
5.12%
1-Jan-10
GECM5C1A
Industrial
0.00
19,001,656
104,482
28
CA
5.36%
1-Feb-15
GECM5C1A
Office
0.00
18,800,000
83,973
29
UT
5.23%
1-Jan-15
GECM5C1A
Office
0.00
18,500,000
80,645
30
MD
5.63%
1-Jan-15
GECM5C1A
Office
0.00
17,851,991
103,790
31
NY
5.40%
1-Feb-15
GECM5C1A
Retail
0.00
17,842,183
101,076
32
IL
5.60%
1-Mar-15
GECM5C1A
Retail
0.00
17,815,306
111,613
2
33
FL
5.35%
1-Jan-15
GECM5C1B
Multifamily
0.00
17,706,911
99,398
A
34
PA
5.46%
1-Jan-15
GECM5C1A
Retail
0.00
17,232,073
98,359
35
NV
4.74%
1-Jan-10
GECM5C1A
Retail
0.00
16,000,000
63,200
A
36
NC
5.72%
1-Jan-15
GECM5C1A
Retail
0.00
15,786,559
100,367
37
AZ
5.92%
1-Nov-14
GECM5C1A
Retail
0.00
15,789,000
77,892
38
WA
5.51%
1-Jan-15
GECM5C1A
Lodging
0.00
15,374,913
95,829
39
WA
5.93%
1-Jul-14
GECM5C1A
Retail
0.00
15,225,000
75,237
40
AR
4.94%
1-Dec-14
GECM5C1A
Multifamily
0.00
14,822,666
79,974
41
FL
4.67%
1-Nov-09
GECM5C1A
Multifamily
0.00
14,768,389
77,396
A
42
CA
4.98%
1-Dec-14
GECM5C1A
Retail
0.00
14,715,000
61,080
43
AL
5.25%
1-Jan-15
GECM5C1A
Multifamily
0.00
14,320,000
62,650
A
44
CT
5.69%
1-Dec-14
GECM5C1A
Retail
0.00
13,461,998
78,848
45
NY
5.39%
1-Jan-15
GECM5C1A
Retail
0.00
13,326,270
75,487
46
07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NY
5.47%
1-Dec-14
GECM5C1A
Self Storage
0.00
13,257,687
75,832
47
OH
4.94%
1-Dec-14
GECM5C1A
Retail
0.00
13,345,000
54,937
48
CA
5.00%
1-Jan-15
GECM5C1A
Multifamily
0.00
13,000,000
54,167
A
49
AZ
5.54%
1-Jan-10
GECM5C1A
Lodging
0.00
12,500,000
57,708
50
IN
5.25%
1-Jan-10
GECM5C1A
Multifamily
0.00
12,480,000
54,600
A
51
VA
4.53%
1-Dec-09
GECM5C1B
Multifamily
0.00
11,846,232
61,016
A
52
FL
5.79%
1-Feb-20
GECM5C1A
Industrial
0.00
11,710,072
74,836
53
ND
5.38%
1-Dec-14
GECM5C1A
Multifamily
0.00
11,200,000
50,213
54
CA
5.40%
1-Oct-11
GECM5C1A
Office
0.00
10,857,483
61,768
55
TX
5.52%
1-Jan-15
GECM5C1A
Retail
0.00
10,800,000
49,680
56
CA
5.79%
1-Jan-15
GECM5C1A
Office
0.00
9,909,776
58,612
57
TX
5.54%
1-Jan-15
GECM5C1A
Retail
0.00
9,400,000
43,412
58
IL
5.44%
1-Jan-15
GECM5C1A
Retail
0.00
9,190,076
52,342
59
CA
6.02%
1-Jan-14
GECM5C1A
Self Storage
0.00
9,083,098
59,388
60
SC
5.33%
1-Feb-15
GECM5C1B
Multifamily
0.00
8,845,664
49,727
A
61
UT
5.32%
1-Jan-10
GECM5C1A
Office
0.00
8,430,034
70,662
62
CA
5.48%
1-Dec-14
GECM5C1A
Self Storage
0.00
8,558,322
49,005
63
FL
5.36%
1-Feb-15
GECM5C1A
Retail
0.00
8,246,477
46,512
64
CA
5.75%
1-Oct-14
GECM5C1A
Retail
0.00
8,100,000
38,813
A
65
IL
5.53%
1-Dec-14
GECM5C1A
Retail
0.00
8,000,000
36,867
66
MO
5.30%
1-Jan-15
GECM5C1A
Retail
0.00
7,920,267
44,424
67
CA
5.30%
1-Jan-15
GECM5C1A
Self Storage
0.00
7,500,000
33,125
68
LA
5.34%
1-Jan-15
GECM5C1A
Retail
0.00
7,425,847
41,834
1
69
07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
TN
5.46%
1-Jan-15
GECM5C1B
Multifamily
0.00
7,209,769
41,162
A
70
LA
5.69%
1-Jan-15
GECM5C1A
Self Storage
0.00
7,110,638
44,256
A
71
VA
5.80%
1-Sep-14
GECM5C1A
Self Storage
0.00
7,062,510
45,513
A
72
CO
5.42%
1-Jan-15
GECM5C1A
Retail
0.00
7,000,000
31,617
73
CO
5.03%
1-Jan-10
GECM5C1A
Office
0.00
7,000,000
29,342
74
WA
4.86%
1-Dec-14
GECM5C1B
Multifamily
0.00
6,800,000
27,540
75
FL
5.60%
1-Jan-12
GECM5C1A
Self Storage
0.00
6,290,433
36,454
76
TX
5.23%
1-Dec-14
GECM5C1A
Retail
0.00
6,202,044
34,557
77
NY
5.54%
1-Jan-15
GECM5C1A
Office
0.00
6,180,746
35,587
A
78
NY
5.46%
1-Jan-15
GECM5C1A
Mixed Use
0.00
6,200,000
28,210
A
79
AZ
5.95%
1-Aug-14
GECM5C1A
Retail
0.00
6,200,000
30,742
80
CA
5.13%
1-Jan-15
GECM5C1A
Retail
0.00
6,136,040
33,766
A
81
NY
5.37%
1-Dec-09
GECM5C1A
Self Storage
0.00
5,350,694
36,381
82
TN
5.54%
1-Jan-15
GECM5C1A
Self Storage
0.00
5,546,823
31,937
83
TX
5.39%
1-Dec-14
GECM5C1A
Self Storage
0.00
5,440,621
30,850
84
CA
5.43%
1-Dec-14
GECM5C1A
Office
0.00
5,364,641
32,017
85
NY
5.13%
1-Jan-15
GECM5C1A
Office
0.00
5,146,388
28,329
86
KY
5.85%
1-Feb-15
GECM5C1A
Retail
0.00
4,959,925
29,497
87
WA
5.23%
1-Jan-15
GECM5C1A
Industrial
0.00
4,949,475
27,551
88
VA
5.10%
1-Dec-14
GECM5C1A
Office
0.00
4,942,750
27,147
89
CA
4.88%
1-Jan-10
GECM5C1A
Office
0.00
4,451,303
23,839
90
TX
5.75%
1-Sep-14
GECM5C1A
Retail
0.00
4,440,799
26,261
A
91
MS
5.29%
1-Jan-15
GECM5C1A
Multifamily
0.00
4,475,000
19,727
A
92
07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MD
5.13%
1-Jan-15
GECM5C1A
Office
0.00
4,404,121
24,243
93
CA
5.17%
1-Dec-14
GECM5C1A
Self Storage
0.00
2,950,000
12,710
94
CA
5.17%
1-Dec-14
GECM5C1A
Self Storage
0.00
1,450,000
6,247
95
CA
5.60%
1-Feb-15
GECM5C1A
Self Storage
0.00
4,335,157
25,099
A
96
TX
5.18%
1-Nov-14
GECM5C1B
Multifamily
0.00
4,246,332
23,559
A
97
OR
4.64%
1-Jan-10
GECM5C1A
Multifamily
0.00
4,201,778
21,889
98
CA
5.17%
1-Dec-14
GECM5C1A
Self Storage
0.00
4,050,000
17,449
99
TX
5.48%
1-Jan-10
GECM5C1A
Retail
0.00
3,702,617
21,187
A
100
CA
5.20%
1-Dec-14
GECM5C1A
Multifamily
0.00
3,802,040
23,041
101
TX
4.56%
1-Nov-09
GECM5C1B
Multifamily
0.00
3,785,882
19,594
A
102
TN
5.50%
1-Jan-15
GECM5C1A
Retail
0.00
3,714,100
21,292
103
CA
5.97%
1-Sep-14
GECM5C1A
Self Storage
0.00
3,653,508
22,112
104
CT
5.30%
1-Feb-15
GECM5C1B
Multifamily
0.00
3,400,000
15,017
A
105
IN
5.46%
1-Jan-15
GECM5C1A
Mobile Home Park
0.00
3,400,000
15,470
106
TX
5.54%
1-Dec-14
GECM5C1A
Retail
0.00
3,328,676
20,837
A
107
ID
5.40%
1-Feb-15
GECM5C1A
Mobile Home Park
0.00
3,128,927
18,414
108
LA
5.39%
1-Jan-15
GECM5C1A
Retail
0.00
3,069,657
17,388
109
CA
5.44%
1-Jan-12
GECM5C1A
Office
0.00
3,020,445
17,203
110
WA
5.76%
1-Jan-12
GECM5C1A
Self Storage
0.00
2,972,765
17,526
111
ND
5.15%
1-Jan-15
GECM5C1B
Multifamily
0.00
2,969,193
16,381
112
WA
5.55%
1-Oct-14
GECM5C1A
Mobile Home Park
0.00
2,962,314
17,128
113
LA
5.60%
1-Nov-09
GECM5C1A
Office
0.00
2,829,110
17,840
A
114
LA
5.60%
1-Nov-14
GECM5C1A
Self Storage
0.00
2,802,559
17,672
115
07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NV
5.77%
1-Jan-15
GECM5C1A
Self Storage
0.00
2,774,633
16,376
116
CA
5.34%
1-Dec-14
GECM5C1A
Self Storage
0.00
2,756,093
16,928
117
ND
5.19%
1-Jan-15
GECM5C1B
Multifamily
0.00
2,710,089
16,382
118
FL
5.95%
1-Sep-14
GECM5C1A
Self Storage
0.00
2,715,300
16,399
A
119
CA
5.79%
1-Nov-14
GECM5C1A
Self Storage
0.00
2,571,335
15,239
120
IL
5.76%
1-Dec-14
GECM5C1A
Mobile Home Park
0.00
2,337,331
15,237
121
VA
5.40%
1-Feb-15
GECM5C1A
Retail
0.00
2,304,615
13,056
122
TX
5.98%
1-Oct-14
GECM5C1A
Self Storage
0.00
2,135,901
12,927
123
MI
4.89%
1-Nov-09
GECM5C1A
Mobile Home Park
0.00
2,022,903
10,867
A
124
TX
5.98%
1-Sep-14
GECM5C1A
Self Storage
0.00
1,987,759
12,043
125
SC
5.36%
1-Feb-15
GECM5C1B
Multifamily
0.00
1,684,977
9,504
A
126
CA
5.17%
1-Dec-14
GECM5C1A
Self Storage
0.00
1,650,000
7,109
127
1,664,840,578
8,414,092
0
07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outst anding
P& I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Sep-05
214,065.17
214,065.17
0.00
A
10
1-Sep-05
203,039.72
203,039.72
0.00
A
12
1-Sep-05
19,435.00
19,435.00
0.00
A
15
1-Sep-05
99,550.00
99,550.00
0.00
A
24
1-Sep-05
111,539.14
111,539.14
0.00
A
27
1-Jul-05
109,828.91
219,655.26
0.00
2
33
1-Sep-05
98,954.46
98,954.46
0.00
A
34
1-Sep-05
62,800.00
62,800.00
0.00
A
36
1-Sep-05
77,026.51
77,026.51
0.00
A
42
1-Sep-05
62,292.00
62,292.00
0.00
A
44
1-Sep-05
52,866.67
52,866.67
0.00
A
49
1-Sep-05
53,352.00
53,352.00
0.00
A
51
1-Sep-05
60,719.76
60,719.76
0.00
A
52
1-Sep-05
49,505.94
49,505.94
0.00
A
61
1-Sep-05
38,610.00
38,610.00
0.00
A
65
1-Aug-05
41,648.47
83,296.76
0.00
1
69
1-Sep-05
40,439.83
40,439.83
0.00
A
70
1-Sep-05
44,077.56
44,077.56
0.00
A
71
1-Sep-05
45,336.62
45,336.62
0.00
A
72
1-Sep-05
34,968.02
34,968.02
0.00
A
78
1-Sep-05
28,055.00
28,055.00
0.00
A
79
1-Sep-05
33,151.46
33,151.46
0.00
A
81
1-Sep-05
26,149.63
26,149.63
0.00
A
91
1-Sep-05
19,615.42
19,615.42
0.00
A
92
1-Sep-05
24,990.23
24,990.23
0.00
A
96
1-Sep-05
23,452.38
23,452.38
0.00
A
97
1-Sep-05
21,094.10
21,094.10
0.00
A
100
07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outst anding
P& I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Sep-05
19,499.07
19,499.07
0.00
A
102
1-Sep-05
14,931.67
14,931.67
0.00
A
105
1-Sep-05
20,753.63
20,753.63
0.00
A
107
1-Sep-05
17,768.68
17,768.68
0.00
A
114
1-Sep-05
16,331.38
16,331.38
0.00
A
119
1-Sep-05
10,816.80
10,816.80
0.00
A
124
1-Sep-05
9,461.45
9,461.45
0.00
A
126
1,806,126.66
1,957,601.31
Total
07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 722370.1
07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Defeased Loans
Statement Date:
Disclosure
Control #
07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
11-Oct-05
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
07-Oct-2005 - 14:12 (T828-T864) (c) 2005 LaSalle Bank N.A.